Exhibit 10.1

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of June 25, 2014 (the “Second Amendment Date”), with effect as of and from May 31, 2014, and is entered into by between MERRIMACK PHARMACEUTICALS, INC., a Delaware corporation, and each of its Subsidiaries that from time to time becomes a party hereto (hereinafter collectively referred to as “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”).

RECITALS

A. Borrower and Lender entered into that certain Loan and Security Agreement, dated as of November 8, 2012, as amended by that certain Amendment, Consent and Waiver, dated as of July 10, 2013, and as amended, modified or restated from time to time (the “Loan Agreement”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement.

B. On October 25, 2013, the Borrower gave notice to the Lender of the extension of the interest only period in accordance with the terms of the Loan Agreement.

C. Borrower and Lender have agreed that, effective as of May 31, 2014, the regularly scheduled principal payments under the Loan Agreement shall commence on October 1, 2014, on the terms stated in the Loan Agreement.

D. Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, the parties hereto agree as follows:

1. AMENDMENT.

1.1 Section 2.1(d) of the Agreement is amended to read as follows:

(d) Payment. Borrower will pay interest on each Term Advance in arrears on the first business day of each month beginning on the month after the Advance Date and ending on September 1, 2014 (the “Interest Only Period”). Borrower shall repay the aggregate Term Loan principal balance that is outstanding on October 1, 2014 in equal monthly installments of principal and interest (based on a 30 month amortization schedule) beginning October 1, 2014 and continuing on the first business day of each month thereafter. The entire Term Loan principal balance and all accrued but unpaid interest hereunder, shall be due and payable on Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under each Term Note or Term Advance.

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender;

(b) The certificate of incorporation, bylaws and other organizational documents of Borrower previously delivered to Lender remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

3. EFFECTIVENESS. This Amendment shall become effective as of May 31, 2014 upon the satisfaction of all the following conditions precedent:

3.1 Amendment. Borrower and Lender shall have duly executed and delivered to Lender this Amendment.

3.2 No Default. As of the Second Amendment Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default.

3.3 Expenses. Borrower shall have paid to Lender with respect to this Amendment an amount equal to the reasonable attorneys’ fees that Lender incurred in connection with this Amendment.

4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

5. INTEGRATION. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, and no extrinsic evidence may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

MERRIMACK PHARMACEUTICALS, INC.

By:	/s/ Jeffrey A. Munsie
Name:	Jeffrey A. Munsie
Title:	General Counsel

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Ben Bang
Name:	Ben Bang
Title:	Senior Counsel